Exhibit 10.1

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of September 14, 2011, by and between Sagebrush Gold Ltd., a Nevada corporation (the “Company”), Gold Acquisition Corp., the Company’s wholly owned subsidiary (“GAC” and collectively with the Company, the “Borrower:”), and the lender whose name appears on the signature pages hereof (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Company and GAC wish to sell to the Lender, and the Lender wishes to purchase, upon the terms and subject to the conditions set forth in this Agreement, a Secured Convertible Promissory Note, which shall accrue interest at the rate of 9% per annum, substantially in the form attached hereto as Exhibit A annexed hereto (the “Note”).

WHEREAS, the Company’s and GAC’s obligations under the Note, including without limitation their obligation to make payments of principal thereof and interest thereon, are secured by certain assets of GAC, as more fully described in and pursuant to, the terms of a Security Agreement substantially in the form attached hereto as Exhibit B, annexed hereto (the “Security Agreement”) and the terms of a Stock Pledge Agreement substantially in the form attached hereto as Exhibit C, annexed hereto (the “Stock Pledge Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Certain Definitions.

(a) When used herein, the following terms shall have the respective meanings indicated:

“Board of Directors” means the Company’s and GAC’s board of directors.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” and “Closing Date” have the respective meanings specified in Section 2 of this Agreement.

“Commission” means the Securities and Exchange Commission, and any successor regulatory agency.

“Common Stock” means the common stock of the Company, outstanding on the date hereof.

“Event of Default” has the meaning specified in the Note.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” means the date of this Agreement.

“GAAP” means U.S. generally accepted accounting principles, applied on a consistent basis.  Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock exchange, securities market or self-regulatory organization.

 “Maturity Date” has the meaning specified in the Note.

“Material Adverse Effect” means an effect that is material and adverse to (i) the consolidated business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Company or GAC taken as a whole, (ii) the ability of the Company and/or GAC to perform its material obligations under this Agreement or the other Transaction Documents or (iii) the rights and benefits to which an Lender is entitled under this Agreement or any of the other Transaction Documents.

 “Purchase Price” means, with respect to the Note purchased at the Closing, the original principal amount of the Note purchased at the Closing.

“Qualified Financing” means the closing of an equity (or equity-linked financing) investment in the Company’s capital stock occurring after the date hereof in which the Company receives from one or more investors  net proceeds to the Company of at least $1,715,604 (not including any outstanding debt conversion or investments made by the Lender).

“Securities Act” means the Securities Act of 1933 Act, as amended, and the rules and regulations promulgated thereunder.

“Shares” means any shares of Common Stock that Lender is or shall be entitled to under the Transaction Documents.

 “Transaction Documents” means (i) this Agreement, (ii) the Note, (iii) Security Agreement, (iv)  the Stock Pledge Agreement and (v) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

(b)           Other Definitional Provisions.  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined.  The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.	Closing.

Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company and GAC agree to sell and the Lender agrees to purchase a Note with a principal amount equal to the amount set forth below such Lender’s name on the signature pages hereof.  The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Sichenzia Ross Friedman Ference LLP, or such other place as the parties mutually agree upon, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company, GAC and the Lender, (B) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein and (C) payment of the Lender’s Purchase Price payable with respect to the Note being purchased by such Lender at the Closing has been made by wire transfer of immediately available funds.  At the Closing, the Company and GAC shall deliver to the Lender a duly executed instrument representing the Note purchased by the Lender.

3. Representations and Warranties of the Borrower.  The Company and GAC each represents and warrants to the Lender as follows, in each case as of the date hereof:

(a) Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage.

(b) Borrower has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Note. All necessary proceedings of the Borrower have been duly taken to authorize the execution, delivery, and performance of the Transaction Documents.  The Transaction Documents have been duly authorized by the Borrower and, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c) The execution, delivery and performance by Borrower of the Transaction Documents to which it is a party have been duly authorized, and do not (i) conflict with any of its organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material statute, law, rule, regulation or court decree binding upon or applicable to the Borrower, or its assets or properties, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default or give rise to a right to terminate under any material agreement by which the Borrower or any of its Subsidiaries is bound.

(d) The financial statements of the Company made available to the Lender which have been filed with the Securities and Exchange Commission (the “SEC”) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the Note thereto and except that the financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Borrower and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial, year-end audit adjustments.

(e) The Note has been duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents.  The shares of Common Stock issuable upon conversion of the Note have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock such number of securities for issuance upon conversion or exchange of the Note.

(f) The Borrower possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as currently conducted or as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Borrower has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(g) Assuming the accuracy of Lender’s representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Borrower to Lender as contemplated hereby.

(h) Neither the Borrower nor any person acting on behalf of the Borrower has offered or sold the Note by any form of general solicitation or general advertising. The Borrower has offered the Note for sale only to Lender

(i) The Borrower acknowledges and agrees that Lender is acting solely in the capacity of an arm’s length purchasers with respect to the Transaction Documents and the transactions contemplated thereby. The Borrower further acknowledges that Lender is not acting as a financial advisor or fiduciary of the Borrower (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Lender or any of its or their representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Lender’s purchase of the Securities. The Borrower further represents to the Lender that the Borrower’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Borrower and its representatives.

(j) The Borrower: (i) is not in violation of any order of any court, arbitrator or governmental body or (ii) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(k) The Borrower has good and marketable title in all personal property owned by them that is material to the business of the Borrower, free and clear of all liens, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Borrower, liens for the payment of federal, state, foreign or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Borrower are held by them under valid, subsisting and enforceable leases with which the Borrower is in compliance.  .

(l) No brokerage or finder’s fees or commissions are or will be payable by the Borrower to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. Lender shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(m) None of the Borrower, or to the knowledge of the Borrower, any agent or other person acting on behalf of the Borrower, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Borrower (or made by any person acting on its behalf of which the Borrower is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(n) There are no disagreements of any kind presently existing, or reasonably anticipated by the Borrower to arise, between the Borrower and the accountants and lawyers formerly or presently employed by the Borrower which could affect the Borrower’s ability to perform any of its obligations under any of the Transaction Documents.

4. Representations, Warranties and Covenants of Lender.  Lender hereby represents and warrants to, and agrees with, as follows:

(a) Lender is an “Accredited Investor” as such term is defined in Rule 501(a) promulgated under the Securities Act.

(b) Each of the Transaction Documents to which Lender is party has been duly executed and delivered by Lender and constitutes the legal, valid and binding obligation of Lender, enforceable against Lender in accordance with its terms except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c) The execution, delivery and performance by Lender of the Transaction Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Lender’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material statute, law, rule, regulation or court decree binding upon or applicable to Lender or its assets or properties, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Lender or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default or give rise to a right to terminate under any material agreement by which Lender is bound.

(d) Lender is familiar with the business, plans and financial condition of the Borrower; Lender has received all materials that have been requested by Lender; Lender has had a reasonable opportunity to ask questions of the Borrower and its representatives, and the Borrower has answered to the satisfaction of Lender all inquiries that Lender or Lender’s representatives have put to it. Lender has had access to all additional information that Lender has deemed necessary to verify the accuracy of the information set forth in this Agreement, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement.

(e) Lender hereby acknowledges and represents that Lender is able to bear the economic risk which Lender hereby assumes.

(f) Lender understands the various risks of an investment in the Borrower as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(g) Lender acknowledges that Lender has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Note. In particular, Lender agrees that no sale, assignment or transfer of any of the Note acquired by Lender shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (a) the sale, assignment or transfer of such Notes is registered under the Securities Act, it being understood that the Note are not currently registered for sale and that the Company has no obligation to so register the Note; or (b) the Note are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. Lender further understands that an opinion of counsel satisfactory to the Company and other documents may be required to transfer the Note.

(h) Lender acknowledges that the Note to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing any Note shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(i) Lender will acquire the Note and any Shares issued hereunder for Lender’s own account (or, if such individual is married, for the joint account of Lender and Lender’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(j) Lender is not entering into this Agreement or purchasing the Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than a representative of the Company with which Lender had a pre-existing relationship.

5.	Additional Covenants of the Company.

(a) Notice of Event of Default.  Upon the occurrence of an Event of Default, the Borrower shall notify the Lender of the nature of such Event of Default as soon as practicable (but in no event later than five (5) Business Day after the Borrower becomes aware of such Event of Default).

(b) Existing Secured Lender; Effectiveness of the Security Agreement.  The Borrower acknowledges that the Lender has a security interest in the Borrower. The Borrower and the Lender hereby agree that the Security Agreement  and Stock Pledge Agreement shall be deemed executed, delivered and in effect, without any further action by any party, effective as of the date (the “Release Date”) hereof.

(c) Qualified Financing.  Upon the occurrence of a Qualified Financing, Sage shall be required to pre-pay principal on the Note in the aggregate sum of $1,715,604.

   6. Conditions to Lender’s Obligations at the Closing.  The Lender’s obligations to effect the Closing, including without limitation its obligation to purchase the Note at the Closing, are conditioned upon the fulfillment (or waiver by such Lender in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company and GAC shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

(a) the representations and warranties of the Borrower set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

(b) the Borrower shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

(c) the Borrower shall have executed and delivered to such Lender the Note being purchased by such Lender at the Closing;

(d) the Borrower shall have delivered to such Lender resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents;

(e) there shall have occurred no material adverse change in the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements;

(f) there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents

    7. Conditions to Borrower’s Obligations at the Closing.  The Borrower’s obligations to affect the Closing with Lender are conditioned upon the fulfillment (or waiver by the Borrower in its sole and absolute discretion) of each of the following events as of the Closing Date:

(a)           the representations and warranties of such Lender set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

            (b)           such Lender shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Lender on or before the Closing;

(c)           there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

    (d)     such Lender shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

(e)           Lender shall have tendered the Purchase Price for the Note being purchased by it at the Closing by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

     8. General Provisions.

a. Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.  THE COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTE.

b. Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

To the Company or GAC:	Sagebrush Gold Ltd.
Gold Acquisition Corp. 1640 Terrace Way Walnut Creek, CA 94597 Attn: David Rector, President
With a copy to:	Sichenzia Ross Friedman Ference Anslow LLP
61 Broadway, 32nd Floor New York, NY 10006 Attn: Harvey Kesner, Esq. T: 212.930.9700 F: 212.930.9725
To Lender:	To the address on the signature page attached hereto.

c. Entire Agreement.  Except as otherwise provided herein, this Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

d. Amendment.  This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

e. Successors and Assigns.  This Agreement and the Note may be transferred or assigned by Lender in whole or in part, in Lender’s sole and absolute discretion, subject to the terms herein.  Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

f. Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

g. Titles and Subtitles.  The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

h. Expenses.  The Borrower and Lender shall each bear their own expenses incurred with respect to this transaction.

i. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

j. Counsel.  All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement. Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement, or as a reason to seek disqualification of the Company’s counsel in any controversy or proceeding.

k. Confidentiality.  The Parties agree that the terms and conditions of this Agreement are strictly confidential and will not be disclosed or discussed to or with any person whomsoever, with the exception only of disclosure required by court order, and disclosure to the Parties’ respective attorneys, tax consultant(s) or accountant(s), and/or the duly designated taxing authorities of the government of the United States of America and/or the government of any state to which either of the Parties may owe any taxes.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

SAGEBRUSH GOLD LTD.

By:          _______________________________
David Rector
President

GOLD ACQUISITION CORP.

By:         _______________________________
David Rector
President

[SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT]

Frost Gamma Investments Trust

By:           _______________________________                                                                                     Dated: September __, 2011

Principal Amount of Note Purchased at Closing:                                                                                                $1,715,604

ADDRESS:

4400 Biscayne Boulevard
Miami, Florida 33137